UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of report: October 31, 2005
                        (Date of earliest event reported)


                       MAIN STREET RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number: 000-18668

                  DELAWARE                              11-2948370
        (State or other jurisdiction of             (I.R.S. Employer
                incorporation)                     Identification No.)


             5050 N. 40TH STREET, SUITE 200, PHOENIX, ARIZONA 85018 (Address of principal executive offices, including zip code)

                                 (602) 852-9000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement.

               On October 31, 2005, Main Street Restaurant Group, Inc. (the "Company") consummated a new $45 million credit facility with a group of financial institutions. The disclosure provided in Item
               2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02.     Termination of a Material Definitive Agreement

               The disclosure provided in Item 2.03 of this Form 8-K is hereby incorporated by reference into this Item 1.02. On October 31, 2005, in connection with the credit facility described in Item 2.03, the Company terminated its Loan and Security Agreement dated January 31, 2001 with Bank of America, N.A. (the "Prior Agreement"). The Company's obligations under the Prior Agreement were repaid using a portion of the proceeds from the credit facility.  There were no  prepayment  penalties  incurred  by the
               Company  in  connection   with  the   termination  of  the  Prior
               Agreement.

               The Company also used proceeds from the credit facility described in Item 2.03 and cash to repay other outstanding long-term debt of the Company owed to Merrill Lynch, GE Franchise Finance, and GMAC. The Company paid an aggregate of $513,000 in early payment penalties to Merrill Lynch, GE Franchise Finance, and GMAC in connection with the repayment of this other long-term debt.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

               CREDIT FACILITY

               On October 31, 2005, the Company entered into a Credit Agreement (the "Credit Agreement") with Bank of America, N.A., as administrative agent and letter of credit issuer, and other lenders named therein, including GE Capital Franchise Finance Corporation and Wells Fargo, National Association. The Credit Agreement provides for a new $45 million credit facility ("Credit Facility") for the Company. The description of the Credit Agreement and the Credit Facility are qualified in their entirety by reference to the Credit Agreement, a copy of which is filed herewith as Exhibit 10.42.

               The proceeds available under the Credit Facility have been and will be used (i) to refinance certain existing long-term debt,
               (ii) to fund the development of new T.G.I. Friday's restaurant locations and remodel existing T.G.I. Friday's restaurants, and
               (iii) for capital expenditures and general corporate working capital purposes.

               The Credit Facility consists of the following:

               (1) a $25 million term loan, with principal to be amortized over a ten-year period and a five-year balloon payment of unpaid principal. The term loan bears interest at a rate of Eurodollar rate (LIBOR) plus 250 basis points.


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               (2) a $20  million  revolving  line of  credit to be used for new restaurant construction and expansion, and remodeling of existing
               T.G.I.  Friday's   restaurants,   which  includes  a  $4  million
               sub-limit for letters of credit issued by Bank of America for the benefit of the Company. Letters of credit are limited to $4 million sub-limit amount so that the total amount of the revolving line of credit is not exceeded. Loans under the revolving line of credit will bear interest at a rate of Eurodollar rate (LIBOR) plus 250 basis points.

               SECURITY

               As security for the Credit Facility, the Company and its subsidiaries have pledged certain personal property and fixtures of the Company's subsidiaries, including all furniture, fixtures, and equipment used at the Company's business locations. Also, the Company has granted a first lien on all the assets and leaseholds of 28 T.G.I. Friday's restaurant locations, four Redfish restaurant locations, and one Bamboo Club restaurant location. The description of the security for the Credit Facility is qualified in its entirety by reference to the Security Agreement, dated as of October 31, 2005, among the Company, each of its subsidiaries, and Bank of America, N.A., as Administrative Agent, a copy of which is filed herewith as Exhibit 10.43. In addition, each of the Company's subsidiaries has guaranteed the obligations of the Company under the Credit Agreement. A copy of the Guaranty Agreement, dated as of October 31, 2005, among each of the Company's subsidiaries and Bank of America, N.A., as Administrative Agent, is filed herewith as Exhibit 10.44.

               PREPAYMENT

               The Company may prepay in whole or in part any of the loans under the Credit Facility without penalty, except if the loans are repaid within the first six months, there is a $250,000 prepayment penalty.

               COVENANTS

               The Credit Agreement contains customary affirmative covenants for transactions of these types, some of which are (i) the timely delivery of financial statements, (ii) compliance with all franchise agreements and material contracts, and (iii) notice to the Administrative Agent upon the signing of any new leases.

               The Credit Agreement also contains customary negative covenants, including that the Company will not permit:

                    (i)  the creation of other liens on its assets or revenues;
                    (ii) investments  or the  extensions  of credit  to  others, including employees and officers;
                    (iii) the   incurrence  of  any   indebtedness,   except  as
                         permitted under the Credit Agreement;

                    (iv) any  fundamental  change  in its  business,  such  as a merger, acquisition or disposition of assets or restaurants, except as are permitted under the Credit Agreement; or


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                    (v)  the  payment  of  cash  dividends,   distributions   to
                         stockholders, or the repurchase of the Company's common stock.

               The Credit Facility also contains customary financial covenants including (i) Consolidated Debt Coverage, as defined in the Credit Agreement, to be no greater than 3.00 to 1.00, (ii) Fixed Charge Coverage Ratio, as defined in the Credit Agreement, to
               1.15 to 1.00 through September 2006, 1.20 to 1.00 through September 2007, and 1.25 to 1.00 thereafter, and (iii) all capital expenditures to be limited to $15 million.

               EVENTS OF DEFAULT

               The Credit Agreement contains usual and customary events of default, including (i) non-payment of any amounts owed under the Credit Agreement, (ii) violation of certain covenants of the Company under the Credit Agreement, (iii) cross-default with other indebtedness, including the guarantees by the Company's subsidiaries, and (iv) the occurrence of any "change in control" of the ownership or key management of the Company. Upon the occurrence of an event of default, the outstanding obligations under the Credit Facility may be accelerated and become due and payable immediately.

Item 9.01.     Financial Statements and Exhibits

               (a)  Financial Statements of Business Acquired

                       Not applicable

               (b)  Pro Forma Financial Information

                       Not applicable

               (c)  Shell Company Transactions

                       Not applicable

               (d)  Exhibits

                    Exhibit
                    Number       Description
                    ------       ----------------------

                    10.42 Credit Agreement, dated as of October 31, 2005, among the Registrant, Bank of America, N.A., as Administrative Agent and L/C Issuer, and The Other Lending Parties Thereto

                    10.43 Security Agreement, dated as of October 31, 2005, among the Registrant, each of its subsidiaries, and Bank of America, N.A., as Administrative Agent

                    10.44 Guaranty Agreement, dated as of October 31, 2005, among each of the Registrant's subsidiaries and Bank of America, N.A., as Administrative Agent

                    99.1 Press Release dated November 1, 2005 entitled "Main Street Restaurant Group Inc. Announces New $45 Million Credit Facility"


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           Main Street Restaurant Group, Inc.



Dated: November 4, 2005    By: /s/ Michael Garnreiter
                           --------------------------
                           Michael Garnreiter
                           Executive Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

10.42 Credit Agreement, dated as of October 31, 2005, among the Registrant, Bank of America, N.A., as Administrative Agent and L/C Issuer, and The Other Lending Parties Thereto

10.43 Security Agreement, dated as of October 31, 2005, among the Registrant, each of its subsidiaries, and Bank of America, N.A., as Administrative Agent

10.44 Guaranty Agreement, dated as of October 31, 2005, among each of the Registrant's subsidiaries and Bank of America, N.A., as Administrative Agent

99.1 Press Release dated November 1, 2005 entitled "Main Street Restaurant Group, Inc. Announces new $45 Million Credit Facility"